UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 21, 2024
ANI PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-31812	58-2301143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

210 Main Street West Baudette, Minnesota	56623
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code: (218) 634-3500

Not Applicable
(Former name or former address, if changed since last report.)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ANIP	Nasdaq Stock Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
ANI Pharmaceuticals, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”) on May 21, 2024. At the Annual Meeting, the stockholders of the Company approved the Amended and Restated 2022 Stock Incentive Plan (the “Amended 2022 Stock Plan”).

The description of the Amended 2022 Stock Plan set forth in the Company’s definitive proxy statement, dated April 5, 2024 (the “Proxy Statement”), section entitled “Proposal 4: Approval of the Amended and Restated 2022 Stock Incentive Plan” beginning on page 47 of the Proxy Statement is incorporated herein by reference. A copy of the full text of the Amended 2022 Stock Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders
At the Annual Meeting, the following matters were submitted to a vote of stockholders:
1.The election of eight (8) directors to serve until the Company’s 2025 Annual Meeting of Stockholders and until their successors are duly elected and qualified, or until their successors shall have been duly elected and qualified;
2.The ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024;
3.The approval of the compensation of the Company’s named executive officers, on an advisory basis; and
4.The approval of the Amended 2022 Stock Plan.

At the close of business on March 27, 2024, the record date for the determination of stockholders entitled to vote at the Annual Meeting, there were 25,000 shares of the Company’s Series A Preferred Stock outstanding and entitled to vote at the Annual Meeting, 20,980,307 shares of the Company’s Common Stock outstanding and entitled to vote at the Annual Meeting, and 10,864 shares of the Company’s Class C Special Stock outstanding and entitled to vote at the Annual Meeting. The 25,000 shares of Series A Preferred Stock outstanding as of March 27, 2024 were entitled to cast an aggregate of 610,413 votes and each share of Common Stock and Class C Special Stock was entitled to one vote. Accordingly, there were an aggregate of 21,601,584 votes entitled to be cast at the Annual Meeting, of which an aggregate of 18,106,356 were present virtually or represented by proxy, constituting a quorum.

At the Annual Meeting, (i) the eight directors were elected, (ii) the appointment of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was ratified, (iii) the compensation of the Company’s named executive officers, on an advisory basis, was approved, (iv) and the Amended 2022 Stock Plan was approved.

Proposal No. 1 — Election of the Directors

The vote with respect to the election of each of the directors was as follows:

Nominees	For	Against	Abstain	Broker Non-Votes
Thomas Haughey	14,837,619	2,060,363	15,911	1,192,463
Nikhil Lalwani	16,838,898	68,125	6,870	1,192,463
Matthew J. Leonard, R.Ph.	16,286,549	615,181	12,163	1,192,463
Antonio R. Pera	16,451,771	447,404	14,718	1,192,463
Muthusamy Shanmugam	16,785,294	116,444	12,155	1,192,463
Renee P. Tannenbaum, Pharm.D.	15,830,187	1,068,993	14,713	1,192,463
Jeanne A. Thoma	16,487,783	411,401	14,709	1,192,463
Patrick D. Walsh	16,477,655	424,150	12,088	1,192,463

Proposal No. 2 — Ratification of the Appointment of Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 was as follows:

For	Against	Abstain
18,043,078	56,735	6,543

Proposal No. 3 — Approval of the Say-on-Pay Proposal

The vote with respect to the approval of the Company’s named executive officers, on an advisory basis, was as follows:

For	Against	Abstain	Broker Non-Votes
16,139,473	762,718	11,702	1,192,463

Proposal No. 4 — Approval of the Amended 2022 Stock Plan

The vote with respect to the approval of the Amended 2022 Stock Plan was as follows:

For	Against	Abstain	Broker Non-Votes
16,031,866	871,204	10,823	1,192,463

Item 9.01	Exhibits
(d)Exhibits

Exhibit No.	Description
10.1
Amended and Restated 2022 Stock Incentive Plan (incorporated by reference to Appendix A to the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 5, 2024)

10.2	Amended 2022 Stock Plan, Form of Restricted Stock Grant Agreement (Directors)
10.3	Amended 2022 Stock Plan, Form of Restricted Stock Grant Agreement (Employees)
104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 23, 2024	ANI PHARMACEUTICALS, INC.

	By:	/s/ Stephen P. Carey
	Name:	Stephen P. Carey
	Title:	Senior Vice President Finance and Chief Financial Officer